United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 25, 2020

Date of Report (Date of earliest event reported)

AGBA Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1108, 11th Floor, Block B New Mandarin Plaza, 14 Science Museum Road Tsimshatsui East, Kowloon, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +852 6872 0258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	AGBAU	NASDAQ Capital Market
Ordinary Shares	AGBA	NASDAQ Capital Market
Warrants	AGBAW	NASDAQ Capital Market
Rights	AGBAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the potential transactions among AGBA Acquisition Limited (“AGBA”) and Convoy Global Holdings Limited or its affiliate (“Convoy”) and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of entering into and completion of the pending transaction, including the risk that the potential transaction may not close due to one or more pre-conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for entering into or the consummation of this proposed transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of AGBA and Convoy to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Convoy or AGBA; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of AGBA’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Convoy and AGBA to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in AGBA’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019 filed with the SEC, in AGBA’s quarterly reports on Form 10-Q filed with the SEC subsequent thereto and in the business combination agreement to entered by the parties and proxy statement that will be filed with the SEC by the AGBA in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and AGBA, Convoy, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, AGBA will file a Current Report on Form 8-K if a definitive business combination agreement is signed and a preliminary proxy statement, with the Securities and Exchange Commission (the “SEC”) and AGBA will file additional relevant materials with SEC. A proxy statement and a proxy card will be mailed to AGBA’s shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the proxy statement without charge from AGBA. The proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to AGBA at Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong. INVESTORS AND SECURITY HOLDERS OF AGBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT AGBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGBA, CONVOY AND THE TRANSACTIONS.

Participants in Solicitation

AGBA, Convoy, certain shareholders of AGBA, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of AGBA ordinary shares in respect of the proposed transaction. Information about AGBA’s directors and executive officers and their ownership of AGBA’s ordinary shares is set forth in AGBA’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 7.01. Regulation FD Disclosure.

On November 25, 2020, AGBA Acquisition Limited (“AGBA”) entered into a non-binding term sheet (the “Term Sheet”) for a business combination with certain businesses that are currently part of Convoy Global Holdings Limited (“Convoy”), a Hong Kong-listed diversified financial holding company. These businesses include Convoy’s independent financial advisory business (the “IFA Business”) and its platform businesses, which include B2B, FinTech, Retail and Healthcare platforms (the “Platform Business”). Under the contemplated transaction, AGBA will acquire from Convoy 100% of the Platform Business and take a 30% shareholding in the IFA Business. In exchange, Convoy or its affiliate will receive (i) 30,000,000 newly issued shares of the post-combined company, at a deemed price per share of $10.00 plus (ii) US$100 million in cash, for an aggregate consideration of approximately US$400 million (the “Transaction”). Upon closing of Transaction, AGBA plans to remain NASDAQ-listed and trade under a new ticker symbol.

The foregoing information, including the press release attached hereto as Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2020	AGBA ACQUISITION LIMITED

	By:	/s/ Gordon Lee
	Name:	Gordon Lee
	Title:	Chief Executive Officer

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